Legal Proceedings	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Legal Proceedings

Note 21 – Legal Proceedings

Players Network filed a civil suit in the Eighth Judicial District Court in Clark County, Nevada on January 2, 2014, and served the suit on January 23, 2014, listed as case number A-13-693908-B against Defendants, Comcast Corporation and Advanced Information Systems Inc. We have currently completed the Discovery process, and summary judgment pleadings are being prepared by both parties. Additional information and details will be forthcoming as permitted by public disclosure. Mr. Barney C. Ales and his firm based in Las Vegas, Nevada have been retained as the Company’s Special Counsel, for the litigation and ultimate trial of this matter.